UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2022

Blackstone Private Credit Fund

(Exact name of Registrant as specified in its charter)

Delaware	814-01358	84-7071531
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue, 31st Floor New York, New York		10154
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 503-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Certain Officers; Appointment of Certain Officers.

On August 30, 2022, the board of trustees of Blackstone Private Credit Fund (the “Fund”) appointed Kevin Kresge as the interim Chief Financial Officer of the Fund, effective as of the close of business on September 9, 2022.

Mr. Kresge, born 1983, is a Managing Director and Head of Finance for Blackstone Credit, Blackstone’s credit investment platform. At Blackstone Credit, Mr. Kresge is responsible for valuations, financial planning and analysis, expense management and financial reporting.

Prior to joining Blackstone Credit, Mr. Kresge served as Chief Financial Officer of the Private Wealth Solutions (“PWS”) group overseeing strategic planning, financial reporting, data management and business analytics. Prior to PWS, Mr. Kresge served as Chief Administrative Officer of the Strategic Incentives Group, responsible for the global execution, reporting compliance and technology related to firm’s compensation programs and systems. Prior to that, Mr. Kresge was Head of Financial Planning and Analysis with responsibility for the company’s global forecast process, business unit and firm-wide strategic planning, management reporting and various special projects. Before joining Blackstone in 2008, he held a number of roles in Finance and Global Markets and Investment Banking at Merrill Lynch.

Mr. Kresge graduated magna cum laude from Villanova University with a B.S. in Finance and a B.S. in Accounting.

Mr. Kresge’s appointment coincides with the resignation, effective as of the close of business September 9, 2022, of Stephan Kuppenheimer as the Chief Financial Officer and a portfolio manager of the Fund. Mr. Kuppenheimer’s decision to resign was based on a desire to pursue other opportunities and not the result of any disagreement relating to Blackstone or the Fund’s operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE PRIVATE CREDIT FUND

Date: August 30, 2022	By:	/s/ Marisa J. Beeney
	Name:	Marisa J. Beeney
	Title:	Chief Legal Officer and Secretary